UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2021

UNIQUE LOGISTICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50612	01-0721929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

154-09 146th Ave., Jamaica, NY11434

(Address of principal executive offices, including zip code)

(718) 978-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Money Financing Agreement

On September 8, 2021 (the “Effective Date”), Unique Logistics International, Inc. (the “Company”) entered into a Purchase Money Financing Agreement (the “Financing Agreement”) with Corefund Capital, LLC (“Corefund”). in order to enable the Company to finance additional cargo charter flights for the peak shipping season. All capitalized terms not defined herein are defined in the Financing Agreement.

Pursuant to the Financing Agreement, the Company may, from time to time, request financing from Corefund to enable the Company to engage Supplier to provide chartered cargo flights for the Company’s clients. The Company may also request that Corefund tender payments directly to Supplier. Corefund requires payments from Buyer to be made to a Deposit Account Control Agreement account at an agreed upon bank where Corefund is sole director and accessor to the account for the term of the relationship.

As collateral securing the Obligations, the Company granted Corefund a continuing security interest in the Collateral subject to the security interest granted pursuant to that certain Revolving Purchase, Loan and Security Agreement, dated as of June 2, 2021. Immediately upon an Event of Default, all outstanding Obligations shall accrue interest at the rate of 0.1% (one-tenth of one percent) per day. If the Company substantially ceases operating as a going concern, and the proceeds of Collateral created after the occurrence of an Event of Default (the “Default”) are in excess of the Obligations at the time of Default, the Company shall pay to Corefund a liquidation success premium of 10 percent of the amount of such excess.

The Financing Agreement contains ordinary and customary provisions for agreements and documents of this nature, such as representations, warranties, covenants, and indemnification obligations, as applicable. The foregoing is only a summary description of the terms of the Financing Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K, to the extent required by this Item 2.03, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Financing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Dated: September 13, 2021	By:	/s/ Sunandan Ray
Sunandan Ray
Chief Executive Officer